                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 1, 1998




                               ARGOSY GAMING COMPANY
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     DELAWARE                      1-11853                    37-1304247
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 (STATE OR OTHER         (COMMISSION FILE NUMBER)            (IRS EMPLOYER
  JURISDICTION OF                                            IDENTIFICATION
  INCORPORATION)                                                 NUMBER)


   219 PIASA STREET, ALTON, ILLINOIS                                 62002
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                                   (618) 474-7500
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                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                        N/A
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           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                               ARGOSY GAMING COMPANY



ITEM 5.   OTHER EVENTS

     Incorporated by reference is the press release issued by the Registrant on December 1, 1998, a copy of which is attached hereto and made a part hereof.



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                                     SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ARGOSY GAMING COMPANY
                                a Delaware corporation


Date: December 1, 1998           By:  /s/ Dale R. Black
                                 --------------------------------

                                 Name:  Dale R. Black

                                 Title:  Vice President-Chief Financial Officer


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                                 INDEX TO EXHIBITS


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EXHIBIT
 NO.
 ---
 99   Press Release of the Registrant dated December 1, 1998........Filed Electronically
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